KPMG LLP

Suite 700

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Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

DriveTime Automotive Group, Inc.

Bridgecrest Acceptance Corporation (together, the “Company”)

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

Guggenheim Securities, LLC

(together, with the Company, the “Specified Parties”)

Re: DT Auto Owner Trust 2017-3, Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file (the “Data File” defined below) related to a pool of automobile retail installment sale contracts which we were informed are intended to be included as collateral in the offering of the Notes. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts, percentages, and numbers of months were within $1.00, 0.01%, and 0.01 months, respectively.

•	The term “Auto Loans” means automobile retail installment sale contracts secured by used automobiles, light duty trucks, vans and minivans.

•	The term “Data File” means an electronic data file (“1. Statistical - 2017-3 Randomly Selected $550M 6-30-17.xlsx”) provided by the Company on July 6, 2017, containing certain information related to 30,964 Auto Loans and their related attributes as of June 30, 2017.

•	The term “Title Document” means a scanned image of the Certificate of Title, Title Application, or Vintek Lien and Title Information Report.

•	The term “Loan File” means some or all of the following documents: Installment Sale Contract, Title Document, Credit Application, Agreement to Provide Insurance, and/or Proof of Insurance. The Loan File, furnished to us by the Company, was represented by the Company to be either the original Loan File, a copy of the original Loan File, and/or electronic records contained within the Company’s servicing system. We make no representation regarding the validity or accuracy of these documents or the execution of the Installment Sale Contract or Modification Agreement by the borrower.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative
(“KPMG International”), a Swiss entity.

The Company is responsible for the specified attributes identified by the Company in the Data File.

We performed the following procedures:

A.	The Company instructed us to select a random sample of 150 Auto Loans from the Data File (the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purpose of this procedure, the Company did not inform us as to the basis for how they selected the number of Auto Loans that we were instructed to randomly select from the Data File.

B.	For each of the Selected Loans, we compared the attributes listed below contained in the Data File to the corresponding information contained in or derived from a copy of the applicable Loan File. The Specified Parties indicated that the absence of any of the specified Loan File documents or the inability to agree the indicated information from the Data File to the Loan File for each of the specified attributes, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception.

Attribute	Loan File / Instructions

Borrower Name	Installment Sale Contract

Original Amount Financed	Installment Sale Contract

Original Term (Recomputed Original Term)	Installment Sale Contract. We were instructed by the Company to recompute the Original Term (the “Recomputed Original Term”) using the First Payment Date and the Original Maturity Date appearing in the Installment Sale Contract.

Scheduled Monthly Payment	Installment Sale Contract

Annual Percentage Rate (“APR”)	Installment Sale Contract

New vs. Used	Installment Sale Contract

Origination Date	Installment Sale Contract

First Payment Date	Installment Sale Contract

Original Maturity Date	Installment Sale Contract

Borrower’s State	Installment Sale Contract. In the event the information did not agree, we were instructed by the Company to consider the information to be in agreement if the Borrower’s State in the Data File matched the information available in the Company’s loan servicing module (“Vision”) within the Company’s Integrated Operation System (“IOS”).

C.	In addition to the procedures described above, for each Selected Loan, we observed the presence of the following in the Loan File:

•	Signed Credit Application. We make no representation regarding the authenticity of the signature(s).

•	Title Document. We were instructed by the Company to observe that the Company’s name, “Bridgecrest Acceptance Corporation,” appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

•	Proof of Insurance. The Company informed us that an Agreement to Provide Insurance, Insurance Verification Form, or a screenshot from the Company’s Insurance Verification system, listing an insurance company name, were acceptable proof of insurance.

•	Truth-in-Lending Disclosure Statement (within the Installment Sale Contract).

The information regarding the Selected Loans was found to be in agreement with the respective information contained in the Loan Files, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Loan Files, and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Auto Loans, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Data File, the Loan Files, or any data and documents furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Auto Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Auto Loans being securitized, (iii) the compliance of the originator of the Auto Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Auto Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA

July 27, 2017

Exhibit A

The Selected Loans

Selected		Selected		Selected
Loan		Loan		Loan
Number	Loan ID	Number	Loan ID	Number	Loan ID

1	137003137401	51	138003000001	101	132001087201
2	173002096701	52	124002005202	102	166000950601
3	104019027601	53	115009276901	103	112013198501
4	112013267001	54	103017831001	104	103017632601
5	138003242601	55	131001233101	105	104019403301
6	142002396901	56	137003124502	106	103017867701
7	115009317001	57	173002016001	107	104019382001
8	108016742601	58	138003157301	108	166000593802
9	131001309901	59	108016619701	109	142001215501
10	115009068502	60	173002369201	110	177000483001
11	131001232902	61	173002146701	111	142002428601
12	104018841201	62	173002478201	112	105014886001
13	104019057101	63	106015547801	113	158000070601
14	106015386901	64	106015463601	114	131001164201
15	119010422601	65	172000094101	115	115009261701
16	166000587502	66	105014849101	116	132000975901
17	112012884701	67	173002050102	117	124001801802
18	104019081301	68	124002200701	118	107006094301
19	138003124601	69	174000074401	119	108016604801
20	104019261501	70	108016728501	120	108016100302
21	105015054601	71	106015001102	121	173002128801
22	104019211801	72	158000047402	122	133003134601
23	166000621402	73	138003174201	123	177000469501
24	153001188302	74	142002428501	124	158000170101
25	119009709001	75	124001896101	125	105014878001
26	173002350501	76	112013169701	126	158000135101
27	133003177801	77	119010763101	127	119010700701
28	119010870801	78	142002215901	128	108016665501
29	103017725501	79	124002226101	129	103017790201
30	133003058701	80	167000577201	130	167000452701
31	133003187701	81	124002158601	131	107006278701
32	137003062701	82	105014902401	132	103017810401
33	119010899901	83	105014745901	133	103017838301
34	105014952901	84	115009244201	134	103016712901
35	104019039601	85	104018738001	135	142002352501
36	123002849701	86	105014746001	136	103016823501
37	105014700001	87	104019012901	137	173002288501
38	137002815801	88	142002260401	138	115008837501
39	137003093302	89	105014979501	139	103017784701
40	173001553201	90	112012550801	140	173002224001
41	137003122101	91	133003135501	141	153001024101
42	108016413001	92	142002365101	142	172000050101
43	138002886501	93	153001005402	143	132001043801
44	138003379301	94	104019264501	144	173002035601
45	119010858401	95	173002029901	145	119010806901
46	119010860201	96	173001930901	146	173002156001
47	112012670303	97	131000778201	147	119010667301
48	119010607401	98	173002255301	148	103017932801
49	123002847101	99	123002851001	149	119010373601
50	104019235501	100	103017867401	150	119010808501

Exhibit B

Exceptions List

Selected Loan Number	Attribute	Per Data File	Per Loan File

19	Presence of Credit Application	-	Document not found

19	Presence of Agreement to Provide Insurance	-	Document not found

36	Presence of Certificate of Title	-	Document not found

51	Presence of Agreement to Provide Insurance	-	Document not found

78	Presence of Certificate of Title	-	Document not found

82	Scheduled Monthly Payment	$345.52	$230.52

85	Presence of Credit Application	-	Document not found

85	Presence of Agreement to Provide Insurance	-	Document not found